Schedule A

							RATE	NEXT		BANK
TRADE		SETTLEMENT	MATURITY	NEXT PAY	CALL	CALL	TYPE/RATE	CALL	COUPON	PAR
DATE	CUSIP	DATE	DATE	DATE	TYPE(1)	STYLE (2)	SUB-TYPE(3)(4)	DATE	PCT	($)
08/18/2010	313370NU8	08/25/2010	11/25/2016	02/25/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	02/25/2011	1.00	$15,000,000
08/18/2010	313370PR3	08/26/2010	08/26/2015	02/26/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2011	1.00	$10,000,000
08/18/2010	313370QB7	08/26/2010	08/26/2016	02/26/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2011	1.15	$10,000,000
08/18/2010	313370QL5	08/26/2010	08/26/2020	02/26/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2011	2.25	$10,000,000
08/18/2010	313370RN0	09/15/2010	09/15/2014	03/15/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	12/15/2010	1.00	$25,000,000
08/18/2010	313370RS9	09/13/2010	03/13/2014	03/13/2011	Optional Principal Redemption	American	Fixed Constant	09/13/2011	1.20	$40,000,000
08/19/2010	313370P51	08/26/2010	11/26/2018	02/26/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2011	2.00	$10,000,000
08/19/2010	313370P51	08/26/2010	11/26/2018	02/26/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2011	2.00	$10,000,000
08/19/2010	313370QL5	08/26/2010	08/26/2020	02/26/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2011	2.25	$10,000,000
08/19/2010	313370S90	09/14/2010	06/14/2013	12/14/2010	Optional Principal Redemption	American	Fixed Constant	10/14/2010	1.00	$250,000,000
08/19/2010	313370SE9	09/16/2010	09/16/2020	03/16/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	09/16/2011	1.00	$30,000,000
08/20/2010	313370JB5	08/24/2010	09/11/2015	03/11/2011	Non-Callable		Fixed Constant		1.75	$26,500,000
08/20/2010	313370NU8	08/25/2010	11/25/2016	02/25/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	02/25/2011	1.00	$15,000,000
08/20/2010	313370QB7	08/26/2010	08/26/2016	02/26/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2011	1.15	$10,000,000
08/20/2010	313370SE9	09/16/2010	09/16/2020	03/16/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	09/16/2011	1.00	$25,000,000
08/20/2010	313370SP4	08/25/2010	02/25/2014	02/25/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	02/25/2011	0.625	$15,000,000
08/20/2010	313370SQ2	08/30/2010	08/28/2013	02/28/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	02/28/2011	0.50	$15,000,000
08/20/2010	313370SZ2	08/24/2010	09/08/2017	03/08/2011	Non-Callable		Fixed Constant		2.25	$1,500,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
/Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American—redeemable continuously on and after the first redemption date and until maturity.
Bermudan—redeemable on specified recurring dates on and after the first redemption date, until maturity.
European—redeemable on a particular date only.
Canary—redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European—redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Levereraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.